Interpublic Group October 21, 2021 THIRD QUARTER 2021 EARNINGS CONFERENCE CALL

2Interpublic Group of Companies, Inc. Overview — Third Quarter 2021 Organic change of net revenue, adjusted EBITA before Restructuring Charges and adjusted diluted EPS are non-GAAP measures. Management believes these metrics provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance. See our non-GAAP reconciliations of organic net revenue change on pages 18-19 and adjusted results on pages 20-24. • Net revenue growth was 15.7% and organic growth was 15.0% ◦ U.S. organic growth was 14.7% ◦ International organic growth was 15.4% ◦ Two-year compound organic growth was 10.7% • Net income as reported was $239.9 million • Adjusted EBITA before Restructuring Charges was $369.5 million, a 16.3% margin on net revenue • Diluted EPS was $0.60 as reported, and adjusted diluted EPS was $0.63 • Following the quarter, on October 1st, paid $500 million senior note maturity from cash on hand

3Interpublic Group of Companies, Inc. Three Months Ended September 30, 2021 2020 Net Revenue $ 2,261.7 $ 1,954.6 Billable Expenses 280.3 170.9 Total Revenue 2,542.0 2,125.5 Salaries and Related Expenses 1,511.2 1,269.9 Office and Other Direct Expenses 300.9 307.9 Billable Expenses 280.3 170.9 Cost of Services 2,092.4 1,748.7 Selling, General and Administrative Expenses 32.2 9.9 Depreciation and Amortization 69.4 71.0 Restructuring Charges (3.5) 47.3 Total Operating Expenses 2,190.5 1,876.9 Operating Income 351.5 248.6 Interest Expense, net (35.5) (44.7) Other Income (Expense), net 2.3 (11.3) Income Before Income Taxes 318.3 192.6 Provision for (Benefit of) Income Taxes (1) 73.9 (86.3) Equity in Net Income (Loss) of Unconsolidated Affiliates 0.2 (0.4) Net Income 244.6 278.5 Net (Income) Loss Attributable to Non-controlling Interests (4.7) 1.2 Net Income Available to IPG Common Stockholders $ 239.9 $ 279.7 Earnings per Share Available to IPG Common Stockholders - Basic $ 0.61 $ 0.72 Earnings per Share Available to IPG Common Stockholders - Diluted $ 0.60 $ 0.71 Weighted-Average Number of Common Shares Outstanding - Basic 393.5 389.6 Weighted-Average Number of Common Shares Outstanding - Diluted 399.8 393.9 Dividends Declared per Common Share $ 0.270 $ 0.255 ($ in Millions, except per share amounts) Operating Performance (1) Includes an income tax benefit of $136.2 in the third quarter of 2020 in relation to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016.

4Interpublic Group of Companies, Inc. Three Months Ended Nine Months Ended $ % Change $ % Change September 30, 2020 $ 1,954.6 $ 5,780.1 Foreign currency 22.4 1.1% 109.8 1.9% Net acquisitions/(divestitures) (7.6) (0.4%) (27.0) (0.4%) Organic 292.3 15.0% 696.1 12.0% Total change 307.1 15.7% 778.9 13.5% September 30, 2021 $ 2,261.7 $ 6,559.0 Three Months Ended September 30, Nine Months Ended September 30, Change Change 2021 2020 Organic Total 2021 2020 Organic Total IAN $ 1,942.7 $ 1,685.5 14.4% 15.3% $ 5,631.3 $ 4,935.7 12.6% 14.1% DXTRA $ 319.0 $ 269.1 18.6% 18.5% $ 927.7 $ 844.4 9.0% 9.9% See reconciliation of segment organic net revenue change on pages 18 and 19. ($ in Millions) Net Revenue

5Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 18. Three Months Ended September 30, 2021 +14.7% United States +13.3% United Kingdom +11.8% Continental Europe +20.3% Latin America +17.4% Asia Pacific +15.4% International +15.0% Worldwide +17.1% All Other Markets

6Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. Three Months Ended September 30 (1)

# Adjusted Diluted Earnings Per Share

| | Three Months Ended September 30, 2021 | | | | |
|---|---|---|---|---|---|
| | As Reported | Amortization of Acquired Intangibles | Restructuring Charges [(1)] | Net Losses on Sales of Businesses [(2)] | Adjusted Results (Non-GAAP) |
| **Operating Income and Adjusted EBITA before Restructuring Charges [(3)]** | **$ 351.5** | **$ (21.5)** | **$ 3.5** | | **$ 369.5** |
| Total (Expenses) and Other Income [(4)] | (33.2) | | | $ 1.7 | (34.9) |
| **Income Before Income Taxes** | **318.3** | **(21.5)** | **3.5** | **1.7** | **334.6** |
| Provision for Income Taxes | 73.9 | 4.2 | 0.0 | 0.0 | 78.1 |
| Equity in Net Income of Unconsolidated Affiliates | 0.2 | | | | 0.2 |
| Net Income Attributable to Non-controlling Interests | (4.7) | | | | (4.7) |
| **DILUTED EPS COMPONENTS:** | | | | | |
| **Net Income Available to IPG Common Stockholders** | **$ 239.9** | **$ (17.3)** | **$ 3.5** | **$ 1.7** | **$ 252.0** |
| Weighted-Average Number of Common Shares Outstanding | 399.8 | | | | 399.8 |
| **Earnings per Share Available to IPG Common Stockholders [(5)]** | **$ 0.60** | **$ (0.04)** | **$ 0.01** | **$ 0.00** | **$ 0.63** |

(1) Restructuring charges of ($3.5) in the third quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

(2) Primarily includes a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, partially offset by losses on complete dispositions of businesses and the classification of certain assets as held of sale.

(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 22.

(4) Consists of non-operating expenses including interest expense, net and other expense, net.

(5) Earnings per share may not add due to rounding.

See full non-GAAP reconciliation of adjusted diluted earnings per share on page 20.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 7

IPG

8Interpublic Group of Companies, Inc. Three Months Ended September 30, 2021 2020 Net Income $ 244.6 $ 278.5 OPERATING ACTIVITIES: Depreciation & amortization 86.1 94.9 Net losses on sales of businesses 4.4 8.6 Deferred taxes (12.0) 11.7 Other non-cash items (5.8) 19.5 Non-cash restructuring charges (1.3) 28.1 Change in working capital, net 79.6 376.8 Change in other non-current assets & liabilities (5.4) (128.8) Net cash provided by Operating Activities 390.2 689.3 INVESTING ACTIVITIES: Capital expenditures (61.3) (40.1) Deconsolidation of a subsidiary (16.3) — Net proceeds from investments 3.9 3.9 Other investing activities 1.7 (3.0) Net cash used in Investing Activities (72.0) (39.2) FINANCING ACTIVITIES: Common stock dividends (106.2) (99.4) Net decrease in short-term borrowings (25.2) (0.6) Acquisition-related payments (15.7) (8.3) Distributions to noncontrolling interests (2.1) (4.3) Tax payments for employee shares withheld (1.0) (0.4) Other financing activities (3.1) (2.4) Net cash used in Financing Activities (153.3) (115.4) Currency effect (12.4) 8.6 Net increase in cash, cash equivalents and restricted cash $ 152.5 $ 543.3 ($ in Millions) Cash Flow

9Interpublic Group of Companies, Inc. September 30, 2021 December 31, 2020 September 30, 2020 CURRENT ASSETS: Cash and cash equivalents $ 2,490.0 $ 2,509.0 $ 1,628.0 Accounts receivable, net 4,042.5 4,646.4 3,297.4 Accounts receivable, billable to clients 2,150.4 1,820.7 1,817.2 Assets held for sale 3.5 0.8 20.0 Other current assets 446.5 390.7 521.7 Total current assets $ 9,132.9 $ 9,367.6 $ 7,284.3 CURRENT LIABILITIES: Accounts payable $ 6,844.2 $ 7,269.7 $ 5,105.9 Accrued liabilities 760.4 832.4 644.7 Contract liabilities 622.2 657.8 611.3 Short-term borrowings 44.1 48.0 46.3 Current portion of long-term debt 500.4 502.5 506.6 Current portion of operating leases 270.1 268.5 263.6 Liabilities held for sale 7.6 1.6 49.5 Total current liabilities $ 9,049.0 $ 9,580.5 $ 7,227.9 ($ in Millions) Balance Sheet — Current Portion

10Interpublic Group of Companies, Inc. Short-Term Debt Senior Notes - Current Senior Notes 3.750% 4.650% 5.400%2.400%4.200% Total Debt = $3.5 billion ($ in Millions) Debt Maturity Schedule 4.750% (1) $500 Senior Notes due October 1, 2021 were repaid on maturity with cash on hand. 3.375% ... ... (1)

11Interpublic Group of Companies, Inc. Summary • Strong first nine months of 2021 • Foundation for sustained growth and value creation ◦ Quality of our agency offerings and talent ◦ Data capabilities at scale ◦ Strong creative and innovative marketing & media solutions ◦ Integrated digital and digital specialists ◦ Evolving higher-value offerings ◦ "Open architecture" agency collaboration • Effective expense management is an ongoing priority • Financial strength a continued source of value creation

12Interpublic Group of Companies, Inc. Appendix

13Interpublic Group of Companies, Inc. Nine Months Ended September 30, 2021 2020 Net Revenue $ 6,559.0 $ 5,780.1 Billable Expenses 749.6 730.9 Total Revenue 7,308.6 6,511.0 Salaries and Related Expenses 4,389.2 3,998.8 Office and Other Direct Expenses 894.8 1,003.1 Billable Expenses 749.6 730.9 Cost of Services 6,033.6 5,732.8 Selling, General and Administrative Expenses 89.8 36.4 Depreciation and Amortization 208.7 216.9 Restructuring Charges (2.4) 159.9 Total Operating Expenses 6,329.7 6,146.0 Operating Income 978.9 365.0 Interest Expense, net (113.2) (122.7) Other Expense, net (1) (76.9) (54.6) Income Before Income Taxes 788.8 187.7 Provision for (Benefit of) Income Taxes (2) 184.4 (50.1) Equity in Net Income (Loss) of Unconsolidated Affiliates 0.4 (0.6) Net Income 604.8 237.2 Net (Income) Loss Attributable to Non-controlling Interests (9.9) 1.6 Net Income Available to IPG Common Stockholders $ 594.9 $ 238.8 Earnings per Share Available to IPG Common Stockholders - Basic $ 1.51 $ 0.61 Earnings per Share Available to IPG Common Stockholders - Diluted $ 1.49 $ 0.61 Weighted-Average Number of Common Shares Outstanding - Basic 392.8 388.9 Weighted-Average Number of Common Shares Outstanding - Diluted 398.3 392.6 Dividends Declared per Common Share $ 0.810 $ 0.765 ($ in Millions, except per share amounts) Operating Performance (1) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021. (2) Includes an income tax benefit of $136.2 in the third quarter of 2020 in relation to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016.

14Interpublic Group of Companies, Inc. Organic Net Revenue Change by Region “All Other Markets” includes Canada, Africa and the Middle East. Circle proportions represent consolidated net revenue distribution. See reconciliation of organic net revenue change, including total net revenue change, on page 19. Nine Months Ended September 30, 2021 +10.4% United States +11.5% United Kingdom +17.3% Continental Europe +22.9% Latin America +11.7% Asia Pacific +15.2% International +12.0% Worldwide +17.9% All Other Markets

15Interpublic Group of Companies, Inc. Operating Expenses % of Net Revenue (1) Excludes amortization of acquired intangibles. . Nine Months Ended September 30 (1)

16Interpublic Group of Companies, Inc. Nine Months Ended September 30, 2021 2020 Net Income $ 604.8 $ 237.2 OPERATING ACTIVITIES: Depreciation & amortization 271.4 281.9 Loss on early extinguishment of debt 74.0 — Deferred taxes 34.6 (9.4) Net losses on sales of businesses 18.6 51.8 Non-cash restructuring charges (2.2) 95.7 Other non-cash items (2.2) 70.5 Change in working capital, net (315.7) (259.7) Change in other non-current assets & liabilities (74.7) (142.9) Net cash provided by Operating Activities 608.6 325.1 INVESTING ACTIVITIES: Capital expenditures (123.4) (112.0) Deconsolidation of a subsidiary (16.3) — Acquisitions, net of cash acquired — (2.5) Net proceeds from investments 32.7 5.6 Other investing activities (8.1) (23.6) Net cash used in Investing Activities (115.1) (132.5) FINANCING ACTIVITIES: Early extinguishment of long-term debt (1,066.8) — Common stock dividends (321.4) (298.6) Acquisition-related payments (28.0) (40.6) Tax payments for employee shares withheld (25.0) (22.2) Net (decrease) increase in short-term borrowings (9.4) 1.9 Distributions to noncontrolling interests (9.0) (13.7) Proceeds from long-term debt 998.1 646.2 Exercise of stock options 8.0 0.0 Other financing activities (14.3) (10.7) Net cash (used in) provided by Financing Activities (467.8) 262.3 Currency effect (40.3) (20.3) Net (decrease) increase in cash, cash equivalents and restricted cash $ (14.6) $ 434.6 ($ in Millions) Cash Flow

17Interpublic Group of Companies, Inc. 2021 Q1 Q2 Q3 Q4 YTD 2021 Depreciation and amortization (1) $ 47.6 $ 48.5 $ 47.9 $ 144.0 Amortization of acquired intangibles 21.6 21.6 21.5 64.7 Amortization of restricted stock and other non-cash compensation 20.3 21.9 15.7 57.9 Net amortization of bond discounts and deferred financing costs 2.7 1.1 1.0 4.8 2020 Q1 Q2 Q3 Q4 FY 2020 Depreciation and amortization (1) $ 51.5 $ 51.3 $ 49.7 $ 52.2 $ 204.7 Amortization of acquired intangibles 21.3 21.8 21.3 21.5 85.9 Amortization of restricted stock and other non-cash compensation 23.2 12.6 20.6 10.6 67.0 Net amortization of bond discounts and deferred financing costs 2.3 3.0 3.3 2.8 11.4 ($ in Millions) (1) Excludes amortization of acquired intangibles. Depreciation and Amortization

18Interpublic Group of Companies, Inc. Components of Change Change Three Months Ended September 30, 2020 Foreign Currency Net Acquisitions/ (Divestitures) Organic Three Months Ended September 30, 2021 Organic Total SEGMENT: IAN $ 1,685.5 $ 18.5 $ (3.6) $ 242.3 $ 1,942.7 14.4% 15.3% DXTRA 269.1 3.9 (4.0) 50.0 319.0 18.6% 18.5% Total $ 1,954.6 $ 22.4 $ (7.6) $ 292.3 $ 2,261.7 15.0% 15.7% GEOGRAPHIC: United States $ 1,273.4 $ — $ (1.4) $ 187.3 $ 1,459.3 14.7% 14.6% International 681.2 22.4 (6.2) 105.0 802.4 15.4% 17.8% United Kingdom 162.0 11.6 0.0 21.5 195.1 13.3% 20.4% Continental Europe 158.0 2.2 (0.8) 18.7 178.1 11.8% 12.7% Asia Pacific 166.0 3.0 (5.9) 28.9 192.0 17.4% 15.7% Latin America 78.5 (0.4) 2.3 15.9 96.3 20.3% 22.7% All Other Markets 116.7 6.0 (1.8) 20.0 140.9 17.1% 20.7% Worldwide $ 1,954.6 $ 22.4 $ (7.6) $ 292.3 $ 2,261.7 15.0% 15.7% ($ in Millions) Reconciliation of Organic Net Revenue

19Interpublic Group of Companies, Inc. Components of Change Change Nine Months Ended September 30, 2020 Foreign Currency Net Acquisitions/ (Divestitures) Organic Nine Months Ended September 30, 2021 Organic Total SEGMENT: IAN $ 4,935.7 $ 89.9 $ (14.7) $ 620.4 $ 5,631.3 12.6% 14.1% DXTRA 844.4 19.9 (12.3) 75.7 927.7 9.0% 9.9% Total $ 5,780.1 $ 109.8 $ (27.0) $ 696.1 $ 6,559.0 12.0% 13.5% GEOGRAPHIC: United States $ 3,820.6 $ — $ (13.6) $ 397.6 $ 4,204.6 10.4% 10.1% International 1,959.5 109.8 (13.4) 298.5 2,354.4 15.2% 20.2% United Kingdom 474.9 43.1 0.9 54.8 573.7 11.5% 20.8% Continental Europe 453.7 29.9 (2.7) 78.5 559.4 17.3% 23.3% Asia Pacific 487.4 23.6 (14.2) 56.8 553.6 11.7% 13.6% Latin America 220.1 (6.3) 4.4 50.4 268.6 22.9% 22.0% All Other Markets 323.4 19.5 (1.8) 58.0 399.1 17.9% 23.4% Worldwide $ 5,780.1 $ 109.8 $ (27.0) $ 696.1 $ 6,559.0 12.0% 13.5% ($ in Millions) Reconciliation of Organic Net Revenue

# Reconciliation of Adjusted Results[1]

| | Three Months Ended September 30, 2021 | | | | |
|---|---|---|---|---|---|
| | **As Reported** | **Amortization of Acquired Intangibles** | **Restructuring Charges [2]** | **Net Losses on Sales of Businesses [3]** | **Adjusted Results (Non-GAAP)** |
| **Operating Income and Adjusted EBITA before Restructuring Charges [4]** | **$ 351.5** | **$ (21.5)** | **$ 3.5** | | **$ 369.5** |
| Total (Expenses) and Other Income [5] | (33.2) | | | $ 1.7 | (34.9) |
| **Income Before Income Taxes** | **318.3** | **(21.5)** | **3.5** | **1.7** | **334.6** |
| Provision for Income Taxes | 73.9 | 4.2 | 0.0 | 0.0 | 78.1 |
| Equity in Net Income of Unconsolidated Affiliates | 0.2 | | | | 0.2 |
| Net Income Attributable to Non-controlling Interests | (4.7) | | | | (4.7) |
| **Net Income Available to IPG Common Stockholders** | **$ 239.9** | **$ (17.3)** | **$ 3.5** | **$ 1.7** | **$ 252.0** |
| **Weighted-Average Number of Common Shares Outstanding - Basic** | **393.5** | | | | **393.5** |
| Dilutive effect of stock options and restricted shares | 6.3 | | | | 6.3 |
| **Weighted-Average Number of Common Shares Outstanding - Diluted** | **399.8** | | | | **399.8** |
| **Earnings per Share Available to IPG Common Stockholders [6]:** | | | | | |
| Basic | $ 0.61 | $ (0.04) | $ 0.01 | $ 0.00 | $ 0.64 |
| Diluted | $ 0.60 | $ (0.04) | $ 0.01 | $ 0.00 | $ 0.63 |

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Restructuring charges of ($3.5) in the third quarter of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
(3) Primarily includes a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest, partially offset by losses on complete dispositions of businesses and the classification of certain assets as held for sale.
(4) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 22.
(5) Consists of non-operating expenses including interest expense, net and other expense, net.
(6) Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 20 IPG

# Reconciliation of Adjusted Results[1]

| | Nine Months Ended September 30, 2021 | | | | | |
|---|---|---|---|---|---|---|
| | As Reported | Amortization of Acquired Intangibles | Restructuring Charges [2] | Net Losses on Sales of Businesses [3] | Loss on Early Extinguishment of Debt [4] | Adjusted Results (Non-GAAP) |
| **Operating Income and Adjusted EBITA before Restructuring Charges [5]** | **$ 978.9** | **$ (64.7)** | **$ 2.4** | | | **$ 1,041.2** |
| Total (Expenses) and Other Income [6] | (190.1) | | | $ (12.5) | $ (74.0) | (103.6) |
| **Income Before Income Taxes** | **788.8** | **(64.7)** | **2.4** | **(12.5)** | **(74.0)** | **937.6** |
| Provision for Income Taxes | 184.4 | 12.6 | 0.3 | 1.7 | 18.5 | 217.5 |
| Equity in Net Income of Unconsolidated Affiliates | 0.4 | | | | | 0.4 |
| Net Income Attributable to Non-controlling Interests | (9.9) | | | | | (9.9) |
| **Net Income Available to IPG Common Stockholders** | **$ 594.9** | **$ (52.1)** | **$ 2.7** | **$ (10.8)** | **$ (55.5)** | **$ 710.6** |
| **Weighted-Average Number of Common Shares Outstanding - Basic** | **392.8** | | | | | **392.8** |
| Dilutive effect of stock options and restricted shares | 5.5 | | | | | 5.5 |
| **Weighted-Average Number of Common Shares Outstanding - Diluted** | **398.3** | | | | | **398.3** |
| **Earnings per Share Available to IPG Common Stockholders [7]:** | | | | | | |
| Basic | $ 1.51 | $ (0.13) | $ 0.01 | $ (0.03) | $ (0.14) | $ 1.81 |
| Diluted | $ 1.49 | $ (0.13) | $ 0.01 | $ (0.03) | $ (0.14) | $ 1.78 |

[1] The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
[2] Restructuring charges of ($2.4) in the first nine months of 2021 were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.
[3] Includes losses on compete dispositions of businesses and the classification of certain assets as held for sale, partially offset by a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.
[4] Consists of a loss related to the early extinguishment of our 4.000% unsecured senior notes due 2022, 3.750% unsecured senior notes due 2023 and half of our 4.200% unsecured senior notes due 2024.
[5] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 22.
[6] Consists of non-operating expenses including interest expense, net and other expense, net.
[7] Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 21 IPG

# Reconciliation of Adjusted EBITA [1]

| | Three Months Ended September 30, 2021 | Three Months Ended September 30, 2020 | Nine Months Ended September 30, 2021 | Nine Months Ended September 30, 2020 |
|---|---|---|---|---|
| **Net Revenue** | $ 2,261.7 | $ 1,954.6 | $ 6,559.0 | $ 5,780.1 |
| **Non-GAAP Reconciliation:** | | | | |
| **Net Income Available to IPG Common Stockholders** | $ 239.9 | $ 279.7 | $ 594.9 | $ 238.8 |
| **Add Back:** | | | | |
| Provision for (Benefit of) Income Taxes | 73.9 | (86.3) | 184.4 | (50.1) |
| **Subtract:** | | | | |
| Total (Expenses) and Other Income [2] | (33.2) | (56.0) | (190.1) | (177.3) |
| Equity in Net Income (Loss) of Unconsolidated Affiliates | 0.2 | (0.4) | 0.4 | (0.6) |
| Net (Income) Loss Attributable to Non-controlling Interests | (4.7) | 1.2 | (9.9) | 1.6 |
| **Operating Income** | $ 351.5 | $ 248.6 | $ 978.9 | $ 365.0 |
| **Add Back:** | | | | |
| Amortization of Acquired Intangibles | 21.5 | 21.3 | 64.7 | 64.4 |
| **Adjusted EBITA** | $ 373.0 | $ 269.9 | $ 1,043.6 | $ 429.4 |
| **Adjusted EBITA Margin on Net Revenue %** | 16.5 % | 13.8 % | 15.9 % | 7.4 % |
| Restructuring Charges [3] | $ (3.5) | $ 47.3 | $ (2.4) | $ 159.9 |
| **Adjusted EBITA before Restructuring Charges** | $ 369.5 | $ 317.2 | $ 1,041.2 | $ 589.3 |
| **Adjusted EBITA before Restructuring Charges Margin on Net Revenue %** | 16.3 % | 16.2 % | 15.9 % | 10.2 % |

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Includes a loss of $74.0 on early extinguishment of debt in the first quarter of 2021 and a non-cash gain in the third quarter of 2021 related to the deconsolidation of a previously consolidated subsidiary in which we maintain an equity interest.
(3) Restructuring charges of ($3.5) and ($2.4) in the third quarter and first nine months of 2021, respectively, were related to adjustments to our restructuring actions taken in 2020, which were designed to reduce our operating expenses structurally and permanently relative to revenue and to accelerate the transformation of our business.

($ in Millions)

Interpublic Group of Companies, Inc. — 22

IPG

# Reconciliation of Adjusted Results[1]

| | Three Months Ended September 30, 2020 | | | | | |
|---|---|---|---|---|---|---|
| | As Reported | Amortization of Acquired Intangibles | Restructuring Charges | Net Losses on Sales of Businesses | Net Impact of Discrete Tax Items [2] | Adjusted Results (Non-GAAP) |
| **Operating Income and Adjusted EBITA before Restructuring Charges [3]** | **$ 248.6** | **$ (21.3)** | **$ (47.3)** | | | **$ 317.2** |
| Total (Expenses) and Other Income [4] | (56.0) | | | $ (8.6) | | (47.4) |
| **Income Before Income Taxes** | **192.6** | **(21.3)** | **(47.3)** | **(8.6)** | | **269.8** |
| (Benefit of) Provision for Income Taxes | (86.3) | 4.3 | 10.8 | 2.1 | $ 132.6 | 63.5 |
| Equity in Net Loss of Unconsolidated Affiliates | (0.4) | | | | | (0.4) |
| Net Loss Attributable to Non-controlling Interests | 1.2 | | | | | 1.2 |
| **Net Income Available to IPG Common Stockholders** | **$ 279.7** | **$ (17.0)** | **(36.5)** | **$ (6.5)** | **$ 132.6** | **$ 207.1** |
| **Weighted-Average Number of Common Shares Outstanding - Basic** | **389.6** | | | | | **389.6** |
| Dilutive effect of stock options and restricted shares | 4.3 | | | | | 4.3 |
| **Weighted-Average Number of Common Shares Outstanding - Diluted** | **393.9** | | | | | **393.9** |
| **Earnings per Share Available to IPG Common Stockholders [5]:** | | | | | | |
| Basic | $ 0.72 | $ (0.04) | $ (0.09) | $ (0.02) | $ 0.34 | $ 0.53 |
| Diluted | $ 0.71 | $ (0.04) | $ (0.09) | $ (0.02) | $ 0.34 | $ 0.53 |

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

(2) Includes a tax benefit of $136.2 related to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016 partially offset by $3.6 of tax expense related to the estimated costs associated with our change in our APB 23 assertion for certain foreign subsidiaries.

(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page 22.

(4) Consists of non-operating expenses including interest expense, net and other expense, net.

(5) Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 23

# Reconciliation of Adjusted Results[1]

| | Nine Months Ended September 30, 2020 | | | | | |
|---|---|---|---|---|---|---|
| | As Reported | Amortization of Acquired Intangibles | Restructuring Charges | Net Losses on Sales of Businesses | Net Impact of Discrete Tax Items [2] | Adjusted Results (Non-GAAP) |
| **Operating Income and Adjusted EBITA before Restructuring Charges [3]** | **$ 365.0** | **$ (64.4)** | **$ (159.9)** | | | **$ 589.3** |
| Total (Expenses) and Other Income [4] | (177.3) | | | $ (51.8) | | (125.5) |
| **Income Before Income Taxes** | **187.7** | **(64.4)** | **(159.9)** | **(51.8)** | | **463.8** |
| (Benefit of) Provision for Income Taxes | (50.1) | 12.7 | 36.2 | 3.0 | $ 122.6 | 124.4 |
| Equity in Net Loss of Unconsolidated Affiliates | (0.6) | | | | | (0.6) |
| Net Loss Attributable to Non-controlling Interests | 1.6 | | | | | 1.6 |
| **Net Income Available to IPG Common Stockholders** | **$ 238.8** | **$ (51.7)** | **$ (123.7)** | **$ (48.8)** | **$ 122.6** | **$ 340.4** |
| **Weighted-Average Number of Common Shares Outstanding - Basic** | **388.9** | | | | | **388.9** |
| Dilutive effect of stock options and restricted shares | 3.7 | | | | | 3.7 |
| **Weighted-Average Number of Common Shares Outstanding - Diluted** | **392.6** | | | | | **392.6** |
| **Earnings per Share Available to IPG Common Stockholders [5]:** | | | | | | |
| Basic | $ 0.61 | $ (0.13) | $ (0.32) | $ (0.13) | $ 0.32 | $ 0.88 |
| Diluted | $ 0.61 | $ (0.13) | $ (0.32) | $ (0.12) | $ 0.31 | $ 0.87 |

(1) The table reconciles our reported results to our adjusted non-GAAP results. Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.
(2) Includes a tax benefit of $136.2 related to the finalization and settlement of the U.S. Federal income tax audit for years 2006 through 2016 partially offset by $13.6 of tax expense related to the estimated costs associated with our change in our APB 23 assertion for certain foreign subsidiaries.
(3) Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on slide 22.
(4) Consists of non-operating expenses including interest expense, net and other expense, net.
(5) Earnings per share may not add due to rounding.

($ in Millions, except per share amounts)

Interpublic Group of Companies, Inc. — 24 IPG

25Interpublic Group of Companies, Inc. Metrics Update

26Interpublic Group of Companies, Inc. Metrics Update CATEGORY: SALARIES & RELATED OFFICE & OTHER DIRECT FINANCIAL (% of net revenue) (% of net revenue) METRIC: Trailing Twelve Months Trailing Twelve Months Available Liquidity Base, Benefits & Tax Occupancy Expense Credit Facility Covenant Incentive Expense All Other Office and Other Direct Expenses Severance Expense Temporary Help

27Interpublic Group of Companies, Inc. Salaries & Related Expenses % of Net Revenue, Trailing Twelve Months

28Interpublic Group of Companies, Inc. Salaries & Related Expenses (% of Net Revenue) “All Other Salaries & Related,” not shown, was 1.3% for both the three months ended September 30, 2021 and 2020, and 1.3% and 1.2% for the nine months ended September 30, 2021 and 2020, respectively. Three and Nine Months Ended September 30 2021 2020

29Interpublic Group of Companies, Inc. Office & Other Direct Expenses % of Net Revenue, Trailing Twelve Months

30Interpublic Group of Companies, Inc. Office & Other Direct Expenses (% of Net Revenue) “All Other” primarily includes client service costs, non-pass through production expenses, travel and entertainment, professional fees, spending to support new business activity, telecommunications, office supplies, bad debt expense, adjustments to contingent acquisition obligations, foreign currency losses (gains) and other expenses. Three and Nine Months Ended September 30 2021 2020

31Interpublic Group of Companies, Inc. ($ in Millions) Available Liquidity Cash, Cash Equivalents + Available Committed Credit Facilities Available Committed Credit FacilityCash and Cash Equivalents 364-Day Credit Facility (1) The 364-day revolving credit facility matured in March 2021. (1)

32Interpublic Group of Companies, Inc. Financial Covenant Four Quarters Ended September 30, 2021 Leverage Ratio (not greater than) (2) (3) 3.50x Actual Leverage Ratio 2.01x CREDIT AGREEMENT EBITDA RECONCILIATION: Four Quarters Ended September 30, 2021 Net Income Available to IPG Common Stockholders $ 707.2 + Non-Operating Adjustments (4) 495.1 Operating Income $ 1,202.3 + Depreciation and Amortization 387.1 + Other Non-cash Charges Reducing Operating Income 131.6 Credit Agreement EBITDA (2): $ 1,721.0 ($ in Millions) Credit Facility Covenant (1) (1) The leverage ratio financial covenant applies to our committed corporate credit facility, amended and restated as of November 1, 2019 ( the "Credit Agreement"). (2) The leverage ratio is defined as debt as of the last day of such fiscal quarter to EBITDA (as defined in the Credit Agreement) for the four quarters then ended. (3) Pursuant to Amendment No. 1 to the Credit Agreement, our maximum leverage ratio covenant decreased from 4.25x to 3.50x as of the quarter ended September 30, 2021. (4) Includes adjustments of the following items from our consolidated statement of operations: provision for income taxes, total (expenses) and other income, equity in net income (loss) of unconsolidated affiliates, and net (income) loss attributable to non-controlling interests.

33Interpublic Group of Companies, Inc. This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ▪ the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ▪ the impacts of the COVID-19 pandemic and, the measures to contain its spread, including social distancing efforts and restrictions on businesses, social activities and travel, any failure to realize anticipated benefits from the rollout of COVID-19 vaccination campaigns and the resulting impact on the economy, our clients and demand for our services, which may precipitate or exacerbate other risks and uncertainties; ▪ our ability to attract new clients and retain existing clients; ▪ our ability to retain and attract key employees; ▪ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ▪ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ▪ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; ▪ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world, including laws and regulations related to data protection and consumer privacy; and ▪ failure to fully realize the anticipated benefits of our 2020 restructuring actions and other cost-saving initiatives. Investors should carefully consider these factors and the additional risk factors outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings. Cautionary Statement